Exhibit 99.1

               MICROS Reports Fiscal 2004 Third Quarter Results:
                         Record Third Quarter Revenue;
                Revenue, Net Income and EPS Exceed Expectations

    COLUMBIA, Md., April 29 /PRNewswire-FirstCall/ -- MICROS Systems, Inc. (Nasdaq: MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2004 third quarter ended March 31, 2004. Revenue for the quarter was $121.0 million, an increase of $22.1 million, or 22.3%, over the same period last year. The quarterly revenue was a Company record for the third fiscal quarter. Net income for the quarter was $7.5 million, an increase of $2.1 million, or 40.0%, over the year ago third quarter. Earnings per share, on a diluted basis, were $0.39, an increase of $0.08 per share, or 25.8%, over the year ago earnings of $0.31 per share. Revenue, net income and earnings per share results exceeded consensus expectations.

    For the nine-month period ending March 31, 2004, MICROS's revenue was $344.6 million, an increase of $61.0 million, or 21.5%, over the same period in fiscal 2003. Net income for the nine-month period was $20.8 million, an increase of $7.8 million, or 60.3%, over the same period in fiscal 2003. Earnings per share, on a diluted basis, were $1.09, an increase of $0.35 per share, or 47.3%, over the earnings of $0.74 per share for the same period in fiscal 2003.

    Tom Giannopoulos, MICROS's Chairman and CEO, stated, "We are extremely pleased with the record revenue and strong financial results for the quarter. The demand for our products and services continues at a high level from both current and new customers. We look forward to a strong fourth quarter and a highly successful fiscal 2004."

    MICROS's management guidance for the fiscal 2004 fourth quarter ending June 30, 2004 is for revenue between $125.0 million and $130.0 million and net income between $10.6 million and $11.7 million. Management guidance for the fiscal 2004 year ending June 30, 2004 is for revenue between $469.0 million and $474.0 million and net income between $31.4 million and $32.5 million.


    Some of the statements contained herein are not based on historic facts but are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in the release that are forward-looking statements include Mr. Giannopoulos's statements above and our statements about guidance for the fiscal 2004 fourth quarter and fiscal 2004 year ending June 30, 2004. These statements are based upon MICROS's current expectations and assumptions and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. Some of those risks and uncertainties are: product demand and market acceptance; adverse economic factors; impact of competitive products and pricing on margins; product development delays and technological difficulties; and aggressively controlling expenses. Other risks and uncertainties are indicated in the MICROS Annual Report on Form 10-K for the fiscal year ending June 30, 2003 and in other filings made by MICROS with the Securities and Exchange Commission. MICROS assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.




                             MICROS SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (Unaudited - in thousands, except per share amounts)

                                  Third Quarter Ended     Nine Months Ended
                                       March 31,              March 31,
                                    2004       2003        2004       2003

    Revenue:
      Hardware                     $35,811    $32,477    $104,057    $95,342
      Software                      21,509     16,510      58,273     45,980
      Service                       63,647     49,902     182,308    142,366
    Total revenue                  120,967     98,889     344,638    283,688

    Cost of sales:
      Hardware                      23,705     23,302      72,162     68,466
      Software                       5,471      4,394      14,312     11,343
      Service                       29,665     23,814      82,831     67,513
    Total cost of sales             58,841     51,510     169,305    147,322

    Gross margin                    62,126     47,379     175,333    136,366

    Selling, general and
     administrative expenses        40,375     31,626     114,065     93,752
    Research and development
     expenses                        6,623      4,245      19,957     13,380
    Depreciation and
     amortization                    2,330      1,995       7,078      6,170
    Total operating expenses        49,328     37,866     141,100    113,302

    Income from operations          12,798      9,513      34,233     23,064

    Non-operating income
     (expense), net                    117       (439)      1,573       (873)

    Income before taxes, minority
     interests, and equity in net
     earnings of affiliates         12,915      9,074      35,806     22,191

    Income tax provision             5,230      3,631      14,501      8,877

    Income before minority
     interests and equity in
     net earnings of affiliates      7,685      5,443      21,305     13,314

    Minority interests and
     equity in net earnings
     of affiliates                    (168)       (74)       (471)      (319)

    Net income                      $7,517     $5,369     $20,834    $12,995

    Net income per common share:
      Basic                          $0.41      $0.31       $1.14      $0.75
      Diluted                        $0.39      $0.31       $1.09      $0.74

    Weighted-average number
     of shares outstanding:
      Basic                         18,385     17,351      18,199     17,408
      Diluted                       19,439     17,575      19,187     17,663



                             MICROS SYSTEMS, INC.
                          CONSOLIDATED BALANCE SHEET
                          (Unaudited - in thousands)

                                                         March 31,   June 30,
                                                            2004       2003
    ASSETS
    Current assets:
         Cash and cash equivalents                        $81,516    $45,682
         Accounts receivable, net                          99,401     98,700
         Inventories, net                                  35,533     31,864
         Deferred income taxes                              9,068      7,885
         Prepaid expenses and other current assets         18,134     17,860
             Total current assets                         243,652    201,991

    Property, plant and equipment, net                     19,378     20,179
    Deferred income taxes, non-current                     30,313     32,003
    Goodwill and intangible assets, net                    73,297     74,270
    Purchased and internally developed
     software costs, net                                   35,993     38,089
    Other investments                                         511         10
    Other assets                                            3,746      3,473
    Total assets                                         $406,890   $370,015


    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
         Bank lines of credit                              $2,500    $10,185
         Current portion of long term debt                      0        363
         Current portion of capital lease
          obligations                                         141        106
         Accounts payable                                  27,610     24,177
         Accrued expenses and other
          current liabilities                              49,506     44,240
         Income taxes payable                               2,875     10,102
         Deferred income taxes                                574        501
         Deferred service revenue                          52,337     38,538
              Total current liabilities                   135,543    128,212

    Capital lease obligations, net of
     current portion                                          177        198
    Deferred income taxes, non-current                     11,520     11,495
    Other non-current liabilities                           1,301      6,510
    Commitments and contingencies
      Minority interests                                    2,569      2,372

    Shareholders' equity:
         Common stock                                         460        450
         Capital in excess of par                          77,463     69,644
         Retained earnings                                173,215    152,381
         Accumulated other comprehensive
          income (loss)                                     4,642     (1,247)
              Total shareholders' equity                  255,780    221,228

    Total liabilities and shareholders' equity           $406,890   $370,015



SOURCE  MICROS Systems, Inc.
    -0-                             04/29/2004
    /CONTACT: Peter J. Rogers, Jr., Vice President, Investor Relations of MICROS Systems, Inc., +1-443-285-8059, progers@micros.com/
    /Web site:  http://www.micros.com/
    (MCRS)

CO:  MICROS Systems, Inc.
ST:  Virginia
IN:  CPR STW LEI
SU:  ERN ERP